Exhibit 10.6


                     FORM OF FOURTH AMENDMENT

     FOURTH  AMENDMENT,  dated  as of March 18, 1996 (this "AMENDMENT"), to the Credit Agreement, dated as of January 29, 1993 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"). between Berlitz International, Inc, a New York corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and Chemical Bank, a New York banking corporation, as the agent for the Lenders thereunder (in such capacity, the "AGENt").

                       W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lenders agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the parties to the Credit Agreement wish to amend the Credit Agreement in the manner set forth herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

I. DEFINED TERMS. Unless otherwise defined in this Amendment, terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

II.  AMENDMENT  TO  SUBSECTION  SECTION  1.1.   The  definition of the term
"Excess Cash Flow" contained in subsection 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "'EXCESS CASH FLOW': for any fiscal period of the Borrower, the excess of

               (a)  the  sum  of  the  amounts  set forth in (a)(i) through
          (a)(vi) below (but without any duplication):

                    (i) Adjusted Net Income for such  fiscal  period (other
               than any income or loss included in Adjusted Net Income resulting from Asset Sales permitted pursuant to subsection 8.6(e)),

                    (ii) consolidated expenses  for  such fiscal period for
               depreciation,   amortization   and  other  similar   noncash
               charges, to the extent that the same are deducted from net revenues in determining Adjusted Net Income for such fiscal period,
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                    (iii)  the difference between (A) the amount  of  taxes
               deducted from net revenues to determine Adjusted Net Income for such fiscal period (other than taxes described in clause
               (b)(v) of this definition) and (B) the amount of taxes actually paid by the Borrower and its Subsidiaries during such fiscal period (other than taxes described in clause
               (b)(v) of this definition),

                    (iv) interest accrued and not paid in cash during  such
               period in respect of Permitted Subordinated Debt,

                    (v) the difference between (A) any extraordinary or non-recurring items of expense deducted from net revenues to determine Adjusted Net Income for such fiscal period and (B) the aggregate amount of all such cash payments made by the Borrower or any Subsidiary during such period on account of extraordinary or non-recurring items of expense, whether or not accrued in such period, and

                    (vi) without duplication of any of the above items in this paragraph (a), the amount, determined in conformity with GAAP, of decreases in the excess of operating assets over operating liabilities, determined on a consolidated basis for the Borrower and its consolidated subsidiaries; over

               (b)  the sum of the  amounts  set  forth  in  (b)(i) through
          (b)(vii) below (but without any duplication):

                    (i) the aggregate amount during such fiscal period of payments of principal on the Term Loans and the Senior Notes (other than prepayments pursuant to subsection 2.4(a)(i) hereof or Section 4A(ii)(a) of the Senior Note Agreements) and on any other Indebtedness (other than the Revolving
               Credit Loans and Indebtedness permitted pursuant to subsection 8.2(h)) permitted hereunder,

                    (ii) the amount of actual payments in cash during such fiscal period for capital expenditures (other than those acquired with the proceeds of, or in consideration of the issuance of, Indebtedness of the Company or any of its Subsidiaries and excluding any such expenditures in the nature of Prepublication Costs) and Prepublication Costs not to exceed the amount permitted under Subsection 8.8,

                    (iii) the difference between (A)  any  extraordinary or
               non-recurring items of income added to net revenues to determine Adjusted Net Income and (B) the aggregate amount of all cash receipts received by the Borrower or any Subsidiary during such period on account of extraordinary or non-recurring items of income, whether or not accrued in such period,

                    (iv) the amount of Restricted Payments  (as  defined in
               subsection 8.7) made pursuant to Subsection 8.7 (other than Restricted Payments described in clause (i) of the second parenthetical clause of Subsection 8.7),

                    (v) to the extent not deducted  in  determining  Excess
               Cash Flow in respect of any prior fiscal year, the aggregate amount of taxes paid or withheld during such fiscal year or the 90-day period following the end of such fiscal year in respect of dividends paid during such fiscal year or 90-day period by Foreign Subsidiaries,

                    (vi) any amounts included in Adjusted Net Income attributable to the issuance and sale by Berlitz Japan of its common stock in a public offering, and

                    (vii) without duplication of any of the  above items in
               this paragraph (b), the amount, determined in conformity with GAAP, of increases in the excess of operating assets over operating liabilities, determined on a consolidated basis for the Borrower and its consolidated Subsidiaries.


The term "difference" as used in the previous sentence mean a positive number if (A) is greater than (B) or a negative number if (B) is greater than (A)."


III. GENERAL

     1. REPRESENTATION AND WARRANTIES. To induce the Agent and the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and each Lender, as of the effective date of this Amendment, that no Default or Event of Default will have occurred and be continuing.

     2. EFFECTIVENESS. This Amendment shall become effective on the date on which counterparts hereof (or facsimile copies thereof), duly executed by the Borrower, each of the Borrower's Subsidiaries for which a signature line is set forth below and the Required Lenders, shall have been received by the Agent (the "Effective Date").

     3. PAYMENT OF EXPENSES. The Borrower agrees to pay the reasonable fees and disbursements of Simpson Thacher & Bartlett, counsel to the Agent, in connection with the preparation, execution and delivery of this Amendment.

     4.   NO OTHER AMENDMENTS; CONFIRMATION.   Except as expressly modified
hereby, the provisions of the Credit Agreement and the Notes shall remain in full force and effect.

     5.   GOVERNING LAW; COUNTERPARTS.

          (a) This Amendment and the rights, obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the signed copies of this Amendment shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              BERLITZ INTERNATIONAL, INC.


                              By: _________________________


                              Title:

                              CHEMICAL BANK, as Agent and as a Lender

                              By: _________________________

                              Title: ______________________
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                              THE BANK OF NOVA SCOTIA

                              By: __________________________

                              Title: _______________________


                              KEYPORT LIFE INSURANCE COMPANY

                              By: __________________________

                              Title: _______________________

                              LONG TERM CREDIT BANK OF JAPAN

                              By: __________________________

                              Title: _______________________

                              NATIONSBANK, N.A.

                              By: ___________________________

                              Title: ________________________

                              PROTECTIVE LIFE INSURANCE CO.

                              By: ___________________________

                              Title: ________________________

                              THE CHUGOKU BANK, LTD.

                              By: ___________________________

                              Title: ________________________



The undersigned do hereby consent
to the terms and conditions of the
foregoing Amendment.

BERLITZ PUBLISHING COMPANY, INC.

By:_________________________

Title:______________________

BERLITZ LANGUAGES, INC.

By:_________________________

Title:______________________


BERLITZ FINANCIAL CORPORATION

By:_________________________

Title:______________________


BERLITZ INVESTMENT CORPORATION

By:_________________________

Title:______________________


BENESSE CORPORATION (formerly
Fukutake Publishing Co., Ltd.)

By:_________________________

Title:______________________


FUKUTAKE HOLDINGS (AMERICA), INC.

By:_________________________

Title:______________________